SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 to

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2004

BRADLEY PHARMACEUTICALS, INC. (Exact name of registrant as specified in charter)

Delaware	0-18882	22-2581418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Bradley Pharmaceuticals, Inc. filed a Form 8-K on August 12, 2004 announcing that it had, through its wholly-owned subsidiary BDY Acquisition Corp., completed the acquisition on August 10, 2004 of certain assets constituting the “Bioglan business” from Bioglan Pharmaceuticals Company, Quintiles Bermuda Ltd. and Quintiles Ireland Limited, each a subsidiary of Quintiles Transnational Corp. The purpose of this amendment is to file various financial statements relating to the Bioglan business.

Item 9.01 (Formerly Item 7) - Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited balance sheets of the Bioglan business as of December 31, 2003 and 2002, and the related audited statements of operations, entity equity and cash flows for the periods from March 22, 2002 through December 31, 2002, January 1, 2003 through September 25, 2003 and September 26, 2003 through December 31, 2003, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The audited balance sheet of the Bioglan business as of August 10, 2004, and the related audited statements of operations, entity equity and cash flows for the period from January 1, 2004 through August 10, 2004, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

The unaudited balance sheet of the Bioglan business as of June 30, 2004, and the related unaudited statements of operations, entity equity and cash flows for the six months ended June 30, 2004 and 2003, are attached hereto as Exhibit 99.4 and incorporated herein by reference.

For a discussion regarding the omission of the required audited statements of income and cash flows of the Bioglan business for periods prior to March 22, 2002, see Item 7(a) of the Form 8-K filed by Bradley on August 12, 2004 to which this amendment relates.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of Bradley as of June 30, 2004, the unaudited pro forma condensed consolidated income statement of Bradley for the six months ended June 30, 2004 and the unaudited pro forma condensed consolidated income statement of Bradley for the year ended December 31, 2003 are attached hereto as Exhibit 99.5 and incorporated herein by reference.

(c) Exhibits.

The following exhibits are filed pursuant to Item 601 of Regulation S-K:

No.	Description
2.1*	Asset Purchase Agreement, dated June 8, 2004, by and between Bradley Pharmaceuticals, Inc., Bioglan Pharmaceuticals Company, Quintiles Transnational Corp., Quintiles Bermuda Ltd. and Quintiles Ireland Limited.

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2.2*	First Amendment to Asset Purchase Agreement, dated August 10, 2004, by and between Bradley Pharmaceuticals, Inc., Bioglan Pharmaceuticals Company, Quintiles Transnational Corp., Quintiles Bermuda Ltd. and Quintiles Ireland Limited.

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors.

99.1*	Press release dated August 10, 2004.

99.2	Audited balance sheets of the Bioglan business as of December 31, 2003 and 2002 and related audited statements of operations, entity equity and cash flows for the periods from March 22, 2002 through December 31, 2002, January 1, 2003 through September 25, 2003 and September 26, 2003 through December 31, 2003.

99.3	Audited balance sheet of the Bioglan business as of August 10, 2004 and related audited statements of operations, entity equity and cash flows for the period from January 1, 2004 through August 10, 2004.

99.4	Unaudited balance sheet of the Bioglan business as of June 30, 2004 and related unaudited statements of operations, entity equity and cash flows for the six months ended June 30, 2004 and 2003.

99.5	Unaudited pro forma condensed consolidated balance sheet of Bradley at and as of June 30, 2004, pro forma condensed consolidated income statement of Bradley for the six months ended June 30, 2004 and pro forma condensed consolidated income statement of Bradley for the year ended December 31, 2003.

*	Previously filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki R. Brent Lenczycki, CPA Chief Financial Officer and Vice President

Dated: October 22, 2004

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EXHIBIT LIST

No.	Description
2.1*	Asset Purchase Agreement, dated June 8, 2004, by and between Bradley Pharmaceuticals, Inc., Bioglan Pharmaceuticals Company, Quintiles Transnational Corp., Quintiles Bermuda Ltd. and Quintiles Ireland Limited.

2.2*	First Amendment to Asset Purchase Agreement, dated August 10, 2004, by and between Bradley Pharmaceuticals, Inc., Bioglan Pharmaceuticals Company, Quintiles Transnational Corp., Quintiles Bermuda Ltd. and Quintiles Ireland Limited.

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors.

99.1*	Press release dated August 10, 2004.

99.2	Audited balance sheets of the Bioglan business as of December 31, 2003 and 2002 and related audited statements of operations, entity equity and cash flows for the periods from March 22, 2002 through December 31, 2002, January 1, 2003 through September 25, 2003 and September 26, 2003 through December 31, 2003.

99.3	Audited balance sheet of the Bioglan business as of August 10, 2004 and related audited statements of operations, entity equity and cash flows for the period from January 1, 2004 through August 10, 2004.

99.4	Unaudited balance sheet of the Bioglan business as of June 30, 2004 and related unaudited statements of operations, entity equity and cash flows for the six months ended June 30, 2004 and 2003.

99.5	Unaudited pro forma condensed consolidated balance sheet of Bradley at and as of June 30, 2004, pro forma condensed consolidated income statement of Bradley for the six months ended June 30, 2004 and pro forma condensed consolidated income statement of Bradley for the year ended December 31, 2003.

*	Previously filed

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